Certain confidential information obtained in this document, marked by [**], has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type of information that the registrant treats as private or confidential. AMENDMENT No. 2 to Collaboration and License Agreement between Akeso, Inc. and Summit Therapeutics Sub, Inc. This Amendment No. 2 (“Amendment No. 2” or “Amendment”) is entered into as of June 3, 2024 the (the “Amendment No. 2 Effective Date”) by and between Akeso, Inc. (康方生物科 技（开曼）有限公司) at Floor 4, Willow House, Cricket Square, Grand Cayman, KY1‐9010, Cayman Islands and its Affiliates (“Akeso”) and Summit Therapeutics Sub, Inc. a Delaware corporation, with offices 2882 Sand Hill Rd., Suite 106, Menlo Park, CA 94025, U.S.A. and its Affiliates (“Summit”). Akeso and Summit are each referred to herein by name or as a “Party” or, collectively, as the “Parties”. WHEREAS, Akeso and Summit are Parties to a Collaboration and License Agreement executed on December 5, 2022, as amended pursuant to Amendment No. 1 effective as of January 16, 2023 (the “Agreement”) concerning the development and commercialization of Licensed Products; and WHEREAS, the Parties desire to expand the License Territory to include certain additional countries and are entering into this Amendment No. 2 to amend the Agreement to provide for such expansion. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which his hereby acknowledge, the Parties mutually agree as follows: 1. Defined Terms. Capitalized terms used in this Amendment and not defined herein will have the meanings attributed to them in the Agreement. 2. Amendments. The Parties hereby agree that, as of the Amendment No. 2 Effective Date, the Agreement is hereby amended as follows: (a) Section 1.65 of the Agreement is hereby deleted in its entirety and replaced with the following: “1.65 “License Territory” shall mean the Original License Territory and the Expanded License Territory.” (b) Section 1.75 of the Agreement is hereby deleted in its entirety and replaced with the following: “1.75 “Non-License Territory” shall mean all countries and regions in the world excluding the License Territory. (c) The following definitions are hereby added to the end of Section 1: “1.111 “Expanded License Territory” shall mean Central America (from Mexico to Panama, including any countries and territories in the Caribbean), the continent of South America, and the Non-European Middle East and Africa.

2 1.112 “Non-European Middle East and Africa” shall mean the following countries: Algeria, Bahrain, Djibouti, Egypt, Gaza Strip, Iran, Iraq, Israel, Jordan, Kuwait, Lebanon, Libya, Mauritania, Morocco, Oman, Qatar, Saudi Arabia, Somalia, Sudan, Syria, Tunisia, the United Arab Emirates, West Bank, Yemen, and any other country, territory, possession, or region in the continent of Africa. 1.113 “Original License Territory” shall mean the countries and regions set forth in Schedule 1.62.” (d) Section 2.1 of the Agreement is hereby deleted in its entirety and is replaced with the following: “2.1 Objectives. In consideration of the rights granted herein, Summit shall conduct Development of the Licensed Compounds and Licensed Products in the License Territory with the goal of achieving its diligence obligations under Sections 2.2.1 and 6.1.” (e) References to “License Territory” in Sections 2.2.3(a) (with respect to the Initial Development Plan only), 10.2.1(i), and 10.4.2(a) of the Agreement are hereby replaced with “Original License Territory”. (f) Section 2.2.1 of the Agreement is hereby deleted in its entirety and is replaced with the following: “2.2.1 Summit shall be responsible, at its sole cost and expense, for all Clinical Studies (except for Akeso Combination Clinical Studies) and for all other Development activities including all Regulatory activities necessary or appropriate, including the filing of any MAA, such as a BLA, to obtain Marketing Approval for Licensed Products in the License Territory. Summit shall use Commercially Reasonable Efforts to Develop and obtain Regulatory Approval for Licensed Products in the License Field in the License Territory. Summit shall also be responsible for all final decisions regarding its Manufacturing and Commercialization activities within the License Territory. It is understood by both Parties that Summit may not enter into commercial arrangements in every country within the License Territory after the consideration of Commercially Reasonable Efforts. Akeso shall be responsible for maintaining and updating the FDA IND No. [**] as to all CMC Information contained therein, and shall use Commercial Reasonable Efforts to ensure that the FDA IND No. [**] is appropriately and timely updated.” (g) The following is hereby added after Section 7.2.2 of the Agreement as new Section 7.2.2.A: “7.2.2.A Commercial Milestone Payments for Expanded License Territory. Summit shall also pay to Akeso the following one-time commercial milestone payments set forth in the table below within [**] days of achievement of each milestone event described below. For clarity, (a) each Milestone shall be payable one time only regardless of the number of times such milestone event is achieved, (b) the Milestones in this Section 7.2.2.A are separate from, and in addition to, the

3 Milestone payments required under Section 7.2.2 and (c) all references to “Section 7.2.2 (Commercial Milestone Payments)” in the Agreement shall automatically be deemed to also include a reference to Section 7.2.2.A (Commercial Milestone Payments for Expanded License Territory). Commercial Milestone Event Milestone Payment (US Dollars) M=millions Summit’s Annual Net Sales of Licensed Products in the Expanded License Territory reaches $[**]M $[**]M Summit’s Annual Net Sales of Licensed Products in the Expanded License Territory reaches $[**]M $[**]M Summit’s Annual Net Sales of Licensed Products in the Expanded License Territory reaches $[**]M $[**]M (h) Section 18.13 of the Agreement is hereby deleted in its entirety and is replaced with the following: “18.13 Trade Control Compliance. 18.13.1 Export Laws. Notwithstanding anything to the contrary set forth in this Agreement, all obligations of Akeso and Summit are subject to prior compliance with the export and import regulations of the United States and any other relevant country and such other laws and regulations in effect in the United States and/or any other relevant country as may be applicable, and to obtaining all necessary approvals required by the applicable agencies of the governments of the United States and any other relevant countries. Akeso and Summit shall cooperate with each other and shall provide assistance to the other as reasonably necessary to obtain any required approvals to effect the intent of this Agreement. 18.13.2 Embargoed Jurisdictions. Nothing in this Agreement will be deemed to authorize Summit, Akeso or any of their Affiliates to engage in any export, reexport, or transfer pursuant to this Agreement to any other country or other jurisdiction that is subject to a U.S. government embargo or that has been designated by the U.S. governmental authority as a ‘terrorist supporting’ country or to any country, region, entity, governmental body, or person to which such export, reexport, or transfer pursuant to this Agreement is prohibited or requires a license (other than a general license or other regulatory exception of general applicability) pursuant to the Trade Control Laws (such jurisdictions, the “Embargoed Jurisdictions”). 18.13.3 Trade Control Laws. Nothing in this Agreement will be deemed to authorize Summit, Akeso or any of their Affiliates to engage in any export, reexport, or transfer pursuant to this Agreement in violation of restrictions pursuant to the Trade Control Laws, except to the extent authorized by a general license, license exception, or comparable authority of general applicability for certain transactions related to the provision of medicine. “Trade Control Laws” means any law, rule, regulation, guideline or other requirement of a governmental authority in the U.S. which prohibits or limits export, distribution or sales of goods from the U.S. and

4 their reexport between other countries, transfers of such goods within a non-U.S. country, or otherwise limits trade or commercial activity between U.S. domiciled individuals, organizations or other entities, on the one hand, and any other jurisdiction or non-U.S. entity or person or comparable non-U.S. law, rule, regulation, guideline or other requirement of a governmental authority, as may be applicable. Without limiting the foregoing, “Trade Control Laws” include the U.S. Export Administration Regulations, 15 C.F.R. 730-774, and the economic sanctions, rules and regulations administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control, 31 C.F.R. 501-598.” (i) Section 4.9 of the Agreement is hereby deleted in its entirety and is replaced with the following: “4.9 Right of Reference. 4.9.1 Akeso Grant. Akeso shall and hereby grants Summit a Right of Reference or Use for all Clinical Studies undertaken by or on behalf of Akeso or its Affiliates for use in the License Territory as further described herein. Akeso shall, if requested by Summit, provide a signed statement that Summit may rely on, and the Regulatory Authority may access, in support of any Summit application for such Regulatory Approval in its License Territory, any underlying raw data or Information submitted by Akeso and its Affiliates to a Regulatory Authority with respect to any Regulatory Filing, Regulatory Approval, drug master file or other regulatory materials owned or controlled by Akeso or its Affiliates that relates to any Licensed Compound or Licensed Product. In addition, upon request of Summit (on behalf of itself or a Sublicensee), Akeso shall obtain and provide to Summit certificates or other formal or official attestations concerning the regulatory status of the Licensed Compound and/or Licensed Product in the non-License Territory (including Certificates of Free Sale, Certificates for Export, Certificates to Foreign Governments). 4.9.2 Summit Grant. Summit shall and hereby grants Akeso a Right of Reference or Use for all Clinical Studies undertaken by or on behalf of Summit, its Affiliates or Sublicensees for use in the Non-License Territory as further described herein. Summit shall, if requested by Akeso, provide a signed statement that the Akeso may rely on, and the Regulatory Authority may access, in support of any Akeso application for Regulatory Approval of a Licensed Product in the Non-License Territory, any underlying raw data or Information submitted by Summit and its Affiliates to a Regulatory Authority with respect to any Regulatory Filing, Regulatory Approval, drug master file or other regulatory materials owned or controlled by Summit or its Affiliates that relates to any Licensed Compound or Licensed Product. In addition, upon request of Akeso, Summit shall obtain and provide to Akeso certificates or other formal or official attestations concerning the regulatory status of the Licensed Compound and/or Licensed Product in the License Territory (including Certificates of Free Sale, Certificates for Export, Certificates to Foreign Governments).”

5 (j) Section 2.8.2 of the Agreement is hereby deleted in its entirety and is replaced with the following: 2.8.2 Access to Data. 2.8.2.1 Access to Akeso Data. The Parties agree that Summit shall have reasonably timely ongoing access to all Data and other Akeso Licensed Know-How generated throughout the Term of the Agreement. Accordingly, upon request by Summit from time to time, which requests shall be at reasonable intervals and frequencies, Akeso shall provide, in a reasonably timely fashion, to Summit such Data and other Akeso Licensed Know-How as Summit may reasonably request. To the extent such Data and other Akeso Licensed Know-How exist in electronic form, then upon request, Akeso shall provide to Summit, in a reasonably timely fashion, electronic copies or access to electronic files containing such items, as reasonably requested by Summit. 2.8.2.2 Access to Summit Data. The Parties agree that Akeso shall have reasonably timely ongoing access to all Data generated throughout the Term of the Agreement. Accordingly, upon request by Akeso from time to time, which requests shall be at reasonable intervals and frequencies, Summit shall provide, in a reasonably timely fashion, to Akeso such Data as Akeso may reasonably request. To the extent such Data exist in electronic form, then upon request, Summit shall provide to Akeso, in a reasonably timely fashion, electronic copies or access to electronic files containing such items, as reasonably requested by Akeso. (k) All usage of the defined term “Right of Reference” throughout the Agreement shall be revised to be “Right of Reference or Use” as such term is defined in Section 1.102 of the Agreement. 3. Initial Consideration. Summit shall pay a non-refundable and non-creditable upfront payment in the amount of $15,000,000 (US dollars) to Akeso within [**] of the Amendment No. 2 Effective Date. 4. Patent Material Transfer. To effectuate Summit’s rights with respect to the Akeso AK112 Patents under Section 10.2.1(ii)(1) of the Agreement, within [**] after the Amendment No. 2 Effective Date, Akeso shall provide to Summit a list of all Akeso AK112 Patents filed, pending or issued in the Expanded License Territory. Upon Summit’s request, Akeso will transfer to Summit (or its designated patent counsel) copies of all documents, records, and information relevant to Prosecution and Maintenance of the Akeso AK112 Patents in the Expanded License Territory. To the extent any such documents, records, and information are in the possession of any Third Party (including any consultant or patent counsel), Akeso will instruct the Third Party to transfer such documents, records, and information to Summit (or its designated patent counsel). 5. Continuing Effect. Except for the above paragraphs within sections of the Agreement specifically amended hereunder, all terms and conditions of the Agreement remain in full force and effect. This Amendment No. 2 is hereby incorporated into and deemed a part of the Agreement and any future reference to the Agreement shall include a refence to the terms and conditions of this Amendment.

6 6. Counterparts; Signatures. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, together, shall constitute one and the same instrument. Counterparts may be delivered via electronic mail, including Adobe™ Portable Document Format (PDF) or any electronic signature complying with the U.S. Federal ESIGN Act of 2000, and any counterpart so delivered will be deemed to be original signatures, will be valid and binding upon the Parties, and, upon delivery, will constitute due execution of this Agreement. [Signature page follows.]

7 IN WITNESS WHEREOF, the Parties, intending to be bound, have caused this Amendment No. 2 to be executed by their duly authorized representatives as of the Amendment No. 2 Effective Date. Akeso, Inc. By: /s/ Yu Xia Name: Yu Xia Title: Chairman & CEO Summit Therapeutics Sub, Inc. By: /s/ Manmeet Soni Name: Manmeet Soni Title: COO & CFO

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